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                                                                    EXHIBIT 10.1



                              As of July 31, 1996



International Sea Drilling Ltd. and Pool Company
c/o Pool Company
10375 Richmond Avenue
Houston, Texas 77042

Attention:       R. A. Johannsen, Treasurer

         Re: (a) First Amendment to ISDL Term Loan Agreement, (b) Second Amendment to Pool Company Restated Revolving Credit Agreement, and (c) Restated Term Loan Agreement

Gentlemen:

         Reference is made to (a) the Term Loan Agreement dated as of November 30, 1995 (the "ISDL AGREEMENT"), among International Sea Drilling Ltd. ("ISDL"), NationsBank of Texas, N.A., National Bank of Canada and National Bank of Alaska (collectively, "LENDERS"), and NationsBank of Texas, N.A., as agent ("AGENT"), (b) the Restated Credit Agreement dated as of November 30, 1995, as modified by the First Amendment and Waiver dated as of April 3, 1996 (the "REVOLVING CREDIT AGREEMENT"), among Pool Company, Lenders and Agent, and (c) the Restated Term Loan Agreement dated as of November 30, 1995, as modified by the First Amendment and Waiver dated as of April 3, 1996 (the "TERM LOAN AGREEMENT"), among Pool Company, Lenders, and Agent. Unless otherwise indicated, all capitalized terms herein are used as defined in the ISDL Agreement, the Revolving Credit Agreement and the Term Loan Agreement.

         ISDL has advised Agent that it needs to guarantee payroll transfers of up to $400,000, to allow for Rig 489 employees to be paid by ISDL. In addition, Pool Company has advised Agent and Lenders that it wishes to purchase the remaining 51% of Antah Drilling Sdn. Bhd., a Malaysia company ("ADSB") with proceeds from PESCO's recent offering of 4.6 million shares of its common stock which was completed on July 9, 1996 (the "PUBLIC OFFERING"). Pool Company has also advised Agent and Lenders that it intends to use the remaining proceeds from such offering to, among other things, acquire 51% of a new joint venture company in Argentina (the "ARGENTINA COMPANY"), replenish funds used to acquire certain assets of Western Oil Well Service Co., and upgrade Rig No. 455 (which will then be redesignated as Rig No. 18) in connection with a new contract in the Gulf of Mexico. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, ISDL, Pool Company, Agent and Lenders agree as follows:

         1. ISDL Debt. SECTION 7.11 of the ISDL Agreement is hereby amended by deleting the word "and" before CLAUSE (e) and adding the following at the end of such section:

                 , and (f) payroll transfer guarantees of up to $400,000 to allow for Rig 489 employees to be paid by Borrower.

         2. Financial Statements for Unconsolidated Affiliates. SECTION 7.3(i)(ii) of the Revolving Credit Agreement and SECTION 7.3(b)(ii) of the Term Loan Agreement are hereby amended to read in its entirety as follows:



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International Sea Drilling Ltd.
  and Pool Company
July 31, 1996
Page 2

                          (ii) Unaudited or audited (to the extent prepared) Financial Statements showing the financial conditions and results of operations of the Borrower's unconsolidated affiliates, including, but not limited to, Pool Arabia, Ltd., ADSB (until the Borrower's acquisition of the remaining 51% of ADSB), and Intairdril Oman L.L.C.

         3. Pool Company Debt. SECTION 7.11 of the Revolving Credit Agreement and SECTION 7.11 of the Term Loan Agreement are hereby amended by deleting the word "and" before CLAUSE (p) and adding the following at the end of each such section:

                 , (q) term Debt of ADSB in a principal amount of up to $23,902,000 prior to October 1, 1996, and up to $14,600,000 from October 1, 1996, through January 31, 1997, and a guaranty by Borrower of such Debt, (r) ADSB letters of credit and guarantees of up to RM500,000 (approximately $197,000) and A$80,000 (approximately $64,000) existing on July 31, 1996, and future ADSB letters of credit and guarantees of up to $1,000,000 (or its equivalent in other currencies) in the aggregate, in each case through January 31, 1997, (s) Debt of ADSB under a foreign exchange line of credit of RM2,000,000 (approximately $778,000) through January 31, 1997, and (t) payroll transfer guarantees of up to $400,000 by ISDL to allow for Rig 489 employees to be paid by ISDL.

         4. Capital Expenditures. SECTION 7.13 of the Revolving Credit Agreement and SECTION 7.13 of the Term Loan Agreement are hereby amended by deleting the word "and" before CLAUSE (e), inserting the word "and" after CLAUSE (e) and adding the following at the end of each such section:

                 (f) Capital Expenditures made from the net proceeds of the Public Offering, including, but not limited to, the following:

                         (i)      the acquisition of the remaining 51% of ADSB,

                         (ii)     the acquisition of 51% of the Argentina
                 Company,

                        (iii) the acquisition of certain assets of Western Oil Well Service Co., and

                        (iv) approximately $7,600,000 to upgrade Rig 455 (which will then be redesignated as Rig 18) for a new contract in the Gulf of Mexico.

         5. Acquisitions, Mergers, and Dissolutions. SECTION 7.15 of the Revolving Credit Agreement and SECTION 7.15 of the Term Loan Agreement are hereby amended by deleting the word "and" before CLAUSE (i) and adding the following at the end of each such section:

                 and (j) acquisitions made from the net proceeds of the Public Offering, including, but not limited to, the acquisition of the remaining 51% of ADSB, and the acquisition of 51% of the Argentina Company.

         6. Loans, Advances, and Investments. SECTION 7.16 of the Revolving Credit Agreement and SECTION 7.16 of the Term Loan Agreement are hereby amended by deleting the word "and" before CLAUSE (r) and adding the following at the end of each such section:



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International Sea Drilling Ltd.
  and Pool Company
July 31, 1996
Page 3




                 and (s) investments of the net proceeds of the Public Offering, including, but not limited to, the acquisition of the remaining 51% of ADSB for approximately $9,100,000, and the acquisition of 51% of the Argentina Company for approximately $10,900,000.

         7. Other Definitions. SECTION 10.3 of the Revolving Credit Agreement and SECTION 10.3 of the Term Loan Agreement are hereby amended by adding the following definitions:

                 ADSB means Antah Drilling Sdn. Bhd., a Malaysia company.

                 ARGENTINA COMPANY means a joint venture company to be formed under the Laws of Argentina, of which Borrower intends to acquire 51% with proceeds from the Public Offering.

                 ISDL means International Sea Drilling Ltd., a Cayman Islands corporation.

                 PUBLIC OFFERING means PESCO's offering of 4.6 million shares of its common stock, which was completed on July 9, 1996.

         8. Joint Venture. SECTION 10.3 of the Revolving Credit Agreement and SECTION 10.3 of the Term Loan Agreement are hereby further amended by adding the following at the end of the definition of "JOINT VENTURE" in each such section:

                 , but shall include, however, the Argentina Company.

         9. Subsidiary. SECTION 10.3 of the Revolving Credit Agreement and SECTION 10.3 of the Term Loan Agreement are hereby further amended by adding the following at the end of the definition of "SUBSIDIARY" in each such section:

                 , and also excluding the Argentina Company.

         10. Liens. The definitions of "PERMITTED LIENS" in SECTION 10.3 of the Revolving Credit Agreement and SECTION 10.3 of the Term Loan Agreement are hereby amended by deleting the word "and" before CLAUSE (s) and adding the following at the end of each such definition:

                 , and (t) Liens on Rigs 488 and 489 owned by ADSB and Liens on ADSB's contracts with ESSO Malaysia and ESSO Australia Ltd., all of which Liens secure the term Debt described in SECTION 7.11(q).

         11. Pool Santana. It is contemplated that the name of Pool Santana, Limited, a Trinidad and Tobago corporation, will be changed to Pool International (Trinidad) Limited. When that occurs, all references in any of the Loan Papers described in the Revolving Credit Agreement, the Term Loan Agreement or the ISDL Agreement to "Pool Santana, Limited," shall be amended to refer to "Pool International (Trinidad) Limited."

         12. Conditions. This instrument shall not be effective until it has been duly executed and delivered by all parties named below.

         13. Covenants. ISDL and Pool Company covenant to deliver to Agent as soon as such items are available after the date of this instrument such additional documentation as Agent may reasonably request related hereto, including, without limitation, the following:





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International Sea Drilling Ltd.
  and Pool Company
July 31, 1996
Page 4




                 (a) subject to such transactions being consummated, true and complete copies of the purchase agreements relating to the purchase of the ADSB stock and the stock of the Argentina Company, and any other related documents and agreements (which Pool Company hereby designates as "Material Agreements" for purposes of the Revolving Credit Agreement and the Term Loan Agreement); and

                 (b) subject to the acquisition of the remaining 51% of ADSB being consummated, stock certificates and stock powers from Pool Company covering 66% of the stock of ADSB in accordance with SECTION 7.29(a) of the Revolving Credit Agreement and SECTION 7.28(a) of the Term Loan Agreement.

         14. Representations and Warranties. ISDL and Pool Company each represents and warrants that it possesses all requisite power and authority to execute, deliver and comply with the terms of this instrument, which has been duly authorized and approved by all necessary corporate action and for which no consent of any person is required, and agrees to furnish Agent with evidence of such authorization and approval upon request.

         15. Fees and Expenses. Pool Company agrees to pay the reasonable fees and expenses of counsel to Agent for services rendered in connection with the preparation, negotiation and execution of this instrument.

         16. Loan Paper; Effect. This instrument is a Loan Paper and, therefore, is subject to the applicable provisions of SECTION 12 of the ISDL Agreement, SECTION 12 of the Revolving Credit Agreement and SECTION 12 of the Term Loan Agreement, all of which are incorporated herein by reference the same as if set forth herein verbatim. Except as amended in this instrument, the Loan Papers are and shall be unchanged and shall remain in full force and effect. In the event of any inconsistency between the terms of the ISDL Agreement, the Revolving Credit Agreement and the Term Loan Agreement as hereby modified (the "AMENDED AGREEMENTS") and any other Loan Papers, the terms of the Amended Agreements shall control and such other document shall be deemed to be amended hereby to conform to the terms of the Amended Agreements. ISDL and Pool Company each hereby releases Agent and Lenders from any liability for actions or failures to act in connection with the Loan Papers prior to the date hereof.

         17. No Waiver of Defaults. This instrument does not constitute a waiver of Lenders' right to insist upon future compliance with each term, covenant, condition and provision of the Loan Papers, and the Loan Papers shall continue to be binding upon, and inure to the benefit of, ISDL, Pool Company, Guarantors, Lenders, Agent, and their respective successors and assigns.

         18. Multiple Counterparts. This instrument may be executed in more than one counterpart, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument.

         19. Final Agreement. THE LOAN PAPERS, AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         If the foregoing terms and conditions are acceptable, please indicate your acceptance by signing in the space provided below, whereupon this letter shall become an agreement binding upon and inuring to the benefit of Agent, Lenders, ISDL and Pool Company and their respective successors and assigns.





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International Sea Drilling Ltd.
  and Pool Company
July 31, 1996
Page 5




Very truly yours,

NATIONSBANK OF TEXAS, N.A.,            NATIONAL BANK OF CANADA,
as Agent and a Lender                  as a Lender


By: /s/ JAMES R. ALLRED                By: /s/ LARRY L. SEARS
    --------------------------------       -----------------------------------
        James R. Allred                        Larry L. Sears
        Senior Vice President                  Group Vice President


NATIONAL BANK OF ALASKA
as a Lender                            By: /s/ DOUG CLARK
                                           -----------------------------------
                                       Name:   Doug Clark
                                            ----------------------------------
                                       Title:  Vice President
                                             ---------------------------------
By: /s/  PATRICIA JELLEY BENZ
    --------------------------------
         Patricia Jelley Benz
         Vice President

        Accepted and agreed to as of the day and year first set forth in the foregoing letter.

                                       INTERNATIONAL SEA DRILLING LTD.
                                       POOL COMPANY



                                       By: /s/ E. J. SPILLARD
                                           -----------------------------------
                                            E. J. Spillard
                                            Senior Vice President-Finance of
                                              each of the above Borrowers



                                       By: /s/ R. A. JOHANNSEN
                                           -----------------------------------
                                            R. A. Johannsen
                                            Treasurer of each of the
                                              above Borrowers


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International Sea Drilling Ltd.
  and Pool Company
July 31, 1996
Page 6



                       GUARANTORS' CONSENT AND AGREEMENT

         As an inducement to Agent and Lenders to execute, and in consideration of Agent's and Lenders' execution of the foregoing, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under the Guaranty described in the Revolving Credit Agreement (and, in the case of Pool Energy Services Co., Pool Energy Holding, Inc., and Pool Company, the Guaranty described in the ISDL Agreement) executed by the undersigned, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers (as described in the Revolving Credit Agreement, the Term Loan Agreement or the ISDL Agreement), all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Agent and Lenders, and respective successors and assigns of each.

                                POOL ENERGY SERVICES CO.
                                POOL ENERGY HOLDING, INC.
                                POOL COMPANY
                                POOL COMPANY (HOUSTON) INC.
                                POOL COMPANY (TEXAS) INC.
                                ASSOCIATED PETROLEUM SERVICES, INC.
                                POOL PRODUCTION SERVICES, INC.
                                POOL ALASKA, INC.
                                POOL AMERICAS, INC.
                                POOL INTERNATIONAL, INC.
                                POOL-AUSTRALIA, INC.
                                THE INTERNATIONAL AIR DRILLING
                                   COMPANY
                                POOL HORIZONTAL DRILLING SERVICES CO.
                                POOL CALIFORNIA ENERGY SERVICES, INC.
                                BIG 10 FISHING TOOL COMPANY, INC.
                                WESTEX PRODUCTION SERVICE, INC.



                                By: /s/ E. J. SPILLARD
                                    -----------------------------------------
                                        E. J. Spillard
                                        Senior Vice President-Finance of each
                                          of the above Obligors




                                By: /s/ R. A. JOHANNSEN
                                    -----------------------------------------
                                        R. A. Johannsen
                                        Treasurer of each of the above Obligors